Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


[Growth Equity Artwork]

GROWTH EQUITY
Annual Report
2002

DELAWARE
U.S. Growth Fund

[Logo]
POWERED BY RESEARCH.(SM)

Table
       of Contents

Letter to Shareholders                      1

Portfolio Management Review                 3

New at Delaware                             5

Performance Summary                         6

Financial Statements:

   Statement of Net Assets                  7

   Statement of Operations                  9

   Statements of Changes
     in Net Assets                         10

   Financial Highlights                    11

   Notes to Financial
     Statements                            15

   Report of Independent
     Auditors                              17

Board of Trustees/Officers                 18

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Delaware Investments
       Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o U.S. growth equity
o U.S. value equity
o U.S. fixed income
o International and global
o U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.
o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                               Delaware U.S. Growth Fund
  to Shareholders                                    November 12, 2002

Recap of Events
The fiscal year ended October 31, 2002 will likely be remembered for the stock market's continued struggle. As the fiscal year for your Fund began on November 1, 2001, the stock market was in the midst of a rally that began in late September 2001. The market advance was vigorous and broad based, as the "blue chip" stocks of the Dow Jones Industrial Average moved higher in virtual lockstep with the technology-oriented equities of the Nasdaq Composite Index.

After reaching levels not seen in roughly four months, the stock market advance began to lose traction in the first quarter of 2002. Selling pressure gradually took hold and helped push stocks lower during the summer months. We concluded the Fund's fiscal year with a stock market rally that spanned the final four weeks of October 2002.

Given the hardship equity investors have experienced since the beginning of spring, we are cautiously optimistic about the future. Over the past year, the
U. S. economy has shown itself to be surprisingly resilient. Recent government statistics revealed that what had been thought to be one of the shortest and mildest recessions in recent history was actually far longer than earlier reported, likely spanning three quarters instead of just one quarter. Beginning with the final three months of 2001, the economy has since produced consistent, albeit mild, growth.

In our opinion, a possible retrenchment into recession currently seems unlikely. Rather, we see some tangible signs of economic recovery. The consumer, long having been the anchor of the economy, continues to spend. Business spending, so strong in the latter 1990s but rather docile since 2000, has shown some signs of reinvigoration.

A major catalyst for strength in the economy has been low interest rates. During 2001, the Federal Reserve cut the fed funds rate 11 times to a 40-year low of 1.75%, which has had wide-ranging effects on the economy. Shortly after the reporting period on November 6, the interest rate was reduced 50 basis points to 1.25%. We have just seen zero-rate financing help August's car and light truck sales surge to 18.58 million units (Source: U.S. Department of Commerce). Better still has been the residential housing market, which has been energized by mortgage rates that have steadily fallen to levels not seen in several decades.

On the corporate front, a pathway to improving earnings has taken place while productivity growth continues to improve and labor costs have been cut for five consecutive quarters. If these trends continue, we believe investors will eventually shed the veil of pessimism that has hung over them for many months.

Outlook
For the equity markets to rebound, we believe investors require confidence in the future of the economy, as well as in the integrity of our business community. The announcements of executive malfeasance, beginning with Enron's collapse last fall, can hardly be dismissed, and corporate America must work all that much harder to assure investors that their financial reportings are solid, and not just some contrivances to garner Wall Street's short-term favor. When investor trust is restored, we believe the market will likely be on its way towards a brighter future.

With the recent stream of promising economic news, we believe the stock market can return to strength. In turn, much-needed equity capital will likely be available to advance corporate strategic visions in 2003.

Total Return
For the period ended October 31, 2002                               One Year
Delaware U.S. Growth Fund-- Class A Shares                          -21.53%
Standard & Poor's 500 Index                                         -15.10%
Lipper Large-Cap Growth Funds Average (686 funds)                   -19.14%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on page 6. The Lipper Large-Cap Growth Funds Average represents the average return of large-cap growth mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Nonetheless, we contend that the recent turbulence in the stock market has offered investors evidence that the financial markets indeed have their various risks, and that to remain invested for the long term, one must be broadly diversified. To us at Delaware Investments, that means a combination of equities and fixed-income funds. By meeting with your financial advisor, you can update your financial goals, and in so doing, determine an appropriate mix of these two asset classes within your portfolio.

Thank you for your continued confidence in, and commitment to, Delaware Investments.

Sincerely,

/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                             Delaware U.S. Growth Fund
   Management Review                                  November 12, 2002

Fund Manager
Francis Houghton Senior
Portfolio Manager

The Fund's Results
Delaware U.S. Growth Fund's fiscal year ended on a positive note, as anticipation of an interest rate cut sparked an October rally (the fed funds rate was lowered by half of one percentage point shortly after the close of our reporting period). Unfortunately, the year as a whole generally proved disappointing for equity investors.

After nearly universal gains in November and December of 2001, fears of a "double dip" recession, skepticism about corporate financial reporting, and global uncertainty stifled the market. Major equity indexes posted negative returns for the year with losses spread across most industries.
Technology, healthcare, and media stocks, in particular, were hard hit at various times during our fiscal year.

Delaware U.S. Growth Fund had a return of -21.53% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended October 31, 2002. The Standard & Poor's (S&P) 500 Index dropped -15.10% and the Fund's peer group, the Lipper Large-Cap Growth Funds Average, declined -19.14%.

Though it is probably too early to conclude that the market has turned a corner, we are optimistic that October's strong showing signals better performance ahead, and we believe Delaware U.S. Growth Fund's holdings can benefit from a more favorable market environment.

Portfolio Highlights
Throughout the 12-month period, the Fund focused primarily on four areas -- consumer-related stocks, financial companies, technology, and healthcare. These are sectors where we often find opportunities for growth.

We did make some strategic adjustments to the portfolio. In the financial area, we increased our insurance holdings while decreasing our commitment to banking and finance companies. We also increased our allocation to retail companies. Our allocation to the healthcare sector is approximately equal to what it was at this time last year; however, we made some changes to our holdings within the sector.

Consumer stocks and banking and finance companies performed well for the Fund in the early part of our fiscal year; but this performance was overshadowed by underper-formance of some healthcare stocks and by subsequent weakness in the technology sector.

Companies that reported earnings shortfalls or reduced future earnings estimates were severely punished during the year. In the retail sector, Best Buy declined almost 40 percent after reducing its earnings estimates. We sold our position in Best Buy in the third quarter of 2002. Two other retail companies among our top 10 holdings yielded mixed results. Kohl's declined in the last month of the fiscal year, but Wal-Mart Stores performed very well over the last few months of the reporting period. Wal-Mart is likely to benefit from the continuing struggles of rival Kmart.

Our allocations to the technology and healthcare sectors were the two most significant detractors from Fund performance. Technology companies in general performed poorly through most of the fiscal year, as the long-anticipated increase in corporate spending failed to materialize.

We anticipated that this year might be difficult for healthcare companies. A number of high revenue-generating pharmaceutical products were scheduled to come off patent, and slower Food and Drug Administration product approvals seemed likely to reduce profits. In addition, healthcare is often scrutinized in election years. These factors negatively impacted many of our healthcare holdings.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
As of October 31, 2002
--------------------------------------------------------------------------------
Beta*                                                             1.19
--------------------------------------------------------------------------------
Average Price-to-Earnings Ratio**                                26.22
--------------------------------------------------------------------------------
Median Market Capitalization                                    $20.27 billion
--------------------------------------------------------------------------------

 * Beta is a measure of risk relative to the market. A number less than 1.0 means less historical price volatility than the market. A number higher than
   1.0 means more historical volatility.
 **P/E is based on analysts' forward earnings estimates as reported by First
   Call/Thomson Financial.
--------------------------------------------------------------------------------

Abbott Laboratories, a provider of pharmaceutical and hospital delivery products, experienced some manufacturing problems, combined with a slowdown in its basic businesses. Despite recent weakness, we are optimistic about the company's prospects. Their new treatment for rheumatoid arthritis, due to be approved in the near future, should help to accelerate earnings growth, in our opinion. We consider the company to be reasonably valued and believe it could do well over the next 12-18 months.

Two other large healthcare positions, Amgen and Baxter International, also suffered steep declines. We think Amgen, one of the largest biotechnology companies, could perform well in the future due to significant new products, accelerating earnings, a stock buyback program, and a strong product development pipeline. Baxter International, previously one of our strong performers, declined this year when management cautioned that future earnings were likely to be lower.

Johnson & Johnson was our largest holding at the end of last fiscal year, but we sold the healthcare company during the first half of this year because it had done very well and, in our view, was fully valued.

Our current outlook for the healthcare sector is now more favorable than it was several months ago. Current valuations appear more reasonable to us and we believe the sector's primary difficulties are either past or fully discounted in the companies' prices. We also anticipate an earnings acceleration resulting from cost cutting and fewer patent expirations during the coming year.

Outlook
We believe the economic situation will continue to improve, with moderate, but steady growth. The outlook for corporate earnings is much better than it was this time one year ago. A number of companies surpassed Wall Street's expectations in the third quarter of 2002 and we expect further improvement in upcoming quarters. We do think it may take longer for the technology and telecommunications sectors to show year-over-year earnings gains.

In our view, actions to prevent corporate misdeeds like those of this past year will help to restore investor confidence. The added scrutiny of financial statements affirms one of the long-held fundamentals of our investment process -- selecting only those companies that we believe possess strong balance sheets.

Extreme pessimism such as we have seen recently is often a precursor to a market reversal and we think the market may be building a base for recovery. Improved corporate earnings could be the catalyst for an extended market advance. Throughout the bear market, we have kept our focus on companies with dominant positions in their respective industries. We believed these companies were the most likely to weather economic difficulties and we are confident that they are now well-positioned to reward investors in a market recovery.

Top 10 Holdings
October 31, 2002

                                                                  Percentage
Company                     Sector                               of Net Assets
--------------------------------------------------------------------------------
   1. Viacom - Class B      Business Services/
                            Media & Publishing                      4.93%
--------------------------------------------------------------------------------
   2. Anadarko Petroleum    Energy                                  3.80%
--------------------------------------------------------------------------------
   3. Clear Channel         Business Services/
      Communications        Media & Publishing                      3.66%
--------------------------------------------------------------------------------
   4. Kohl's                Consumer Non-Durable/Retail             3.54%
--------------------------------------------------------------------------------
   5. McKesson              Healthcare & Pharmaceuticals            3.09%
--------------------------------------------------------------------------------
   6. Amgen                 Healthcare & Pharmaceuticals            2.82%
--------------------------------------------------------------------------------
   7. Abbott Laboratories   Healthcare & Pharmaceuticals            2.78%
--------------------------------------------------------------------------------
   8. Wal-Mart Stores       Consumer Non-Durable/Retail             2.77%
--------------------------------------------------------------------------------
   9. Transocean Sedco
      Forex                 Energy                                  2.65%
--------------------------------------------------------------------------------
  10. Cendant               Consumer Services                       2.54%
--------------------------------------------------------------------------------

New
   at Delaware
--------------------------------------------------------------------------------

Simplify your life.                               [Graphic omitted
        MANAGE YOUR INVESTMENTS                   e.delivery logo]
                        ONLINE!


Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and the highest level of Web security available. You also get:

o Hassle-Free Investing -- Make online purchases and redemptions at any time.

o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select individual investor, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday to assist with any questions.

--------------------------------------------------------------------------------

Delaware
    U.S. Growth Fund

Fund Basics
As of October 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks maximum capital appreciation.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$133.45 million
--------------------------------------------------------------------------------
Number of Holdings:
53
--------------------------------------------------------------------------------
Fund Start Date:
December 3, 1993
--------------------------------------------------------------------------------
Your Fund Manager:
Francis Houghton joined Delaware Investments in March 2000 as a result of the integration of Lynch & Mayer's investment personnel into Delaware. He has been managing the Fund since 1999. Prior to joining Lynch & Mayer in 1990, he was Chairman of BMI Capital, a Portfolio Manager at Neuberger & Berman and a Partner at Oppenheimer & Co., Inc. He received a BBA from Manhattan College and attended New York University Graduate School of Business Administration.
--------------------------------------------------------------------------------
Nasdaq  Symbols:
Class A  DUGAX
Class B  DEUBX
Class C  DEUCX

Fund Performance
Average Annual Total Returns
Through October 31, 2002                   Lifetime      Five Years  One Year
--------------------------------------------------------------------------------
Class A (Est. 12/3/93)
Excluding Sales Charge                      +6.26%         -1.39%     -21.53%
Including Sales Charge                      +5.56%         -2.55%     -26.04%
--------------------------------------------------------------------------------
Class B (Est. 3/29/94)
Excluding Sales Charge                      +5.76%         -2.11%     -22.11%
Including Sales Charge                      +5.76%         -2.34%     -26.01%
--------------------------------------------------------------------------------
Class C (Est. 5/23/94)
Excluding Sales Charge                      +6.44%         -2.02%     -22.08%
Including Sales Charge                      +6.44%         -2.02%     -22.86%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.
The Fund offers Class A, B, C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35%.
Class B shares were sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.
Performance information is based on sales charges in effect during the reporting period. Effective November 18, 2002, the maximum Class B contingent deferred sales charges will decline from a maximum of 4% to zero depending upon the period of time the shares are held. Had the new sales charges been in effect during the reporting period performance may have been affected.
Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.
The average annual total returns for the lifetime, five-year, and one-year periods ended October 31, 2002 for Delaware U.S. Growth Institutional Class were +6.08%, -1.09%, and -21.25%, respectively. Institutional Class shares were first made available on February 3, 1994 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.
An expense limitation was in effect for all classes of Delaware U.S. Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.
The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. Nasdaq Institutional Class symbol: DEUIX

Performance of a $10,000 Investment
December 3, 1993 (Fund's inception) through October 31, 2002

Standard & Poor's 500 Index
Delaware U.S. Growth Fund-- Class A Shares

               US Growth Fund Performance of a $10,000 Investment

                           US Growth Fund
      Period End           Class A Shares              S&P 500 Index
       Dec-93                   $9,463                    $10,000
       Oct-94                   $9,633                    $10,361
       Oct-95                  $11,727                    $13,101
       Oct-96                  $13,038                    $16,258
       Oct-97                  $17,364                    $21,478
       Oct-98                  $19,191                    $26,201
       Oct-99                  $25,588                    $32,929
       Oct-00                  $33,479                    $34,935
       Oct-01                  $20,636                    $26,235
       Oct-02                  $16,193                    $22,274

Chart assumes $10,000 invested on December 3, 1993 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the S&P 500 Index at that month's end, December 31, 1993. After December 31, 1993, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                             Delaware U.S. Growth Fund
   of Net Assets                                      October 31, 2002

                                                       Number of      Market
                                                         Shares        Value
Common Stock - 94.07%
Banking & Finance - 5.99%
     Fannie Mae                                         11,500     $   768,890
     Franklin Resources                                 47,700       1,573,623
     Freddie Mac                                        50,100       3,085,158
     US Bancorp                                         58,300       1,229,547
     Wells Fargo                                        26,500       1,337,455
                                                                   -----------
                                                                     7,994,673
                                                                   -----------

Basic Industry & Capital Goods - 2.80%
     Emerson Electric                                   53,800       2,592,084
     Masco                                              23,400         481,104
     Newell Rubbermaid                                  20,300         658,126
                                                                   -----------
                                                                     3,731,314
                                                                   -----------

Business Services - 2.34%
     United Parcel Service Class B                      52,100       3,126,521
                                                                   -----------
                                                                     3,126,521
                                                                   -----------

Business Services/Media & Publishing - 11.60%
    +Clear Channel Communications                      131,901       4,886,932
    +Comcast Special Class A                            23,500         540,735
    +Cox Communications Class A                         17,600         482,240
     Gannett                                            11,600         880,788
     Moody's Investors Services                         44,700       2,105,370
    +Viacom - Class B                                  147,500       6,579,975
                                                                   -----------
                                                                    15,476,040
                                                                   -----------

Consumer Non-Durable/Retail - 10.53%
     Home Depot                                         34,400         993,472
    +Kohl's                                             80,800       4,722,760
     Lowe's Companies                                   50,600       2,111,538
    +Staples                                           163,600       2,535,800
     Wal-Mart Stores                                    69,000       3,694,950
                                                                   -----------
                                                                    14,058,520
                                                                   -----------

Consumer Products - 5.15%
     Anheuser Busch                                     51,700       2,727,692
     Colgate-Palmolive                                  23,400       1,286,532
     Mattel                                             80,800       1,483,488
     Procter & Gamble                                   15,500       1,370,975
                                                                   -----------
                                                                     6,868,687
                                                                   -----------

Consumer Services - 3.55%
    +Cendant                                           294,600       3,387,900
     Marriott International Class A                     43,800       1,354,734
                                                                   -----------
                                                                     4,742,634
                                                                   -----------

Consumer Services/
   Entertainment & Leisure - 3.26%
     Carnival Cruise Lines                              65,000       1,697,800
     Harley-Davidson                                    50,700       2,651,610
                                                                   -----------
                                                                     4,349,410
                                                                   -----------

Energy - 7.92%
     Anadarko Petroleum                                113,900       5,073,106
     Schlumberger Limited                               48,900       1,961,379
     Transocean Sedco Forex                            160,967       3,538,055
                                                                   -----------
                                                                    10,572,540
                                                                   -----------

                                                      Number of       Market
                                                        Shares         Value
Common Stock (continued)
Healthcare & Pharmaceuticals - 14.98%
     Abbott Laboratories                                88,500     $ 3,705,495
    +Amgen                                              80,700       3,757,392
    +Genentech                                          58,100       1,980,629
    +Guidant                                            34,500       1,020,165
     McKesson                                          138,100       4,116,761
     Pfizer                                            106,400       3,380,328
     Wyeth                                              60,500       2,026,750
                                                                   -----------
                                                                    19,987,520
                                                                   -----------
Healthcare/Devices - 4.82%
     Baxter International                              124,400       3,112,488
     Medtronic                                          74,100       3,319,680
                                                                   -----------
                                                                     6,432,168
                                                                   -----------

Insurance - 6.71%
     Allstate                                           58,900       2,343,042
     Progressive                                        17,300         951,500
    +Travelers Property Casualty Class A               182,500       2,421,775
     XL Capital Limited Class A                         42,500       3,236,375
                                                                   -----------
                                                                     8,952,692
                                                                   -----------
Technology - 7.35%
    +Analog Devices                                     91,700       2,457,560
     Linear Technology                                  98,900       2,733,596
     Texas Instruments                                 141,200       2,239,432
    +Xilinx                                            125,100       2,375,649
                                                                   -----------
                                                                     9,806,237
                                                                   -----------
Technology/Communications - 1.82%
    +Cisco Systems                                     216,900       2,424,942
                                                                   -----------
                                                                     2,424,942
                                                                   -----------
Technology/Hardware - 3.12%
    +Applied Materials                                 164,900       2,478,447
     Intel                                              97,700       1,690,210
                                                                   -----------
                                                                     4,168,657
                                                                   -----------
Technology/Software - 2.13%
    +Microsoft                                          42,100       2,251,087
    +Veritas Software                                   39,100         596,275
                                                                   -----------
                                                                     2,847,362
                                                                   -----------
Total Common Stock (cost $  154,648,058)                           125,539,917
                                                                   -----------

                                                     Principal
                                                       Amount
Repurchase Agreements - 5.85%

   With BNP Paribas 1.86% 11/1/02
     (dated 10/31/02, collateralized
     by $2,994,300 U.S. Treasury
     Bills due 4/24/03,
     market value $   2,974,888)                    $2,915,150       2,915,150
   With J. P. Morgan Securities
     1.86% 11/1/02 (dated 10/31/02,
     collateralized by $2,031,500
     U.S. Treasury Bills due 5/1/03,
     market value $2,017,410)                        1,977,700       1,977,700

Statement                                            Delaware U.S. Growth Fund
   of Net Assets (continued)

                                                    Principal          Market
                                                      Amount           Value
Repurchase Agreements (continued)
   With UBS Warburg 1.86% 11/1/02
     (dated 10/31/02, collateralized
     by $2,842,100 U.S. Treasury Notes
     5.75% due 8/15/03,
     market value $2,973,941)                       $2,915,150    $  2,915,150
                                                                  ------------
Total Repurchase Agreements
     (cost $7,808,000)                                               7,808,000
                                                                  ------------

Total Market Value of Securities - 99.92%
     (cost $162,456,059)                                           133,347,917

Receivables and Other Assets
   Net of Liabilities - 0.08%                                          102,013
                                                                  ------------
Net Assets Applicable to 14,648,998
   Shares Outstanding - 100.00%                                   $133,449,930
                                                                  ============
Net Asset Value - Delaware U.S. Growth Fund
   Class A ($51,887,185/5,604,848 Shares)                                $9.26
                                                                         -----
Net Asset Value - Delaware U.S. Growth Fund
   Class B ($40,195,639/4,694,807 Shares)                                $8.56
                                                                         -----
Net Asset Value - Delaware U.S. Growth Fund
    Class C ($10,792,201/1,163,120 Shares)                               $9.28
                                                                         -----
Net Asset Value - Delaware U.S. Growth Fund
   Institutional Class
   ($30,574,905/3,186,223 Shares)                                        $9.60
                                                                         -----


Components of Net Assets at October 31, 2002:
Shares of beneficial interest
   (unlimited authorization - no par)                             $229,788,061
Accumulated net realized loss on investments                       (67,229,989)
Net unrealized depreciation of investments                         (29,108,142)
                                                                  ------------
Total net assets                                                  $133,449,930
                                                                  ============

+ Non-income producing security for the year ended October 31, 2002.

Net Asset Value and Offering Price per
   Share - Delaware U. S. Growth Fund
Net asset value Class A (A)                                              $9.26
Sales charge (5.75% of offering price,
   or 6.05% of amount invested per share) (B)                             0.56
                                                                         -----
Offering price                                                           $9.82
                                                                         =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.


See accompanying notes

Statement                                           Delaware U.S. Growth Fund
   of Operations                                    Year Ended October 31, 2002

Investment Income:
   Dividends                                                                     $1,288,818
   Interest                                                                         274,915        $   1,563,733
                                                                                 ----------        -------------

Expenses:
   Management fees                                                                1,141,744
   Dividend disbursing and transfer agent fees and expenses                       1,278,830
   Distribution expenses-- Class A                                                  193,003
   Distribution expenses-- Class B                                                  576,933
   Distribution expenses-- Class C                                                  141,021
   Reports and statements to shareholders                                           133,002
   Accounting and administration expenses                                            76,654
   Professional fees                                                                 38,650
   Registration fees                                                                 34,650
   Trustees' fees                                                                    12,650
   Custodian fees                                                                    10,317
   Other                                                                             49,196            3,686,650
                                                                                 ----------
   Less expenses absorbed or waived                                                                     (836,471)
   Less expenses paid indirectly                                                                          (4,388)
                                                                                                   -------------
   Total expenses                                                                                      2,845,791
                                                                                                   -------------
Net Investment Loss                                                                                   (1,282,058)
                                                                                                   -------------

Net Realized and Unrealized Loss on Investments:
   Net realized loss on investments                                                                  (30,983,190)
   Net change in unrealized appreciation/depreciation of investments                                  (7,119,416)
                                                                                                   --------------
Net Realized and Unrealized Loss on Investments                                                      (38,102,606)
                                                                                                   -------------

Net Decrease in Net Assets Resulting from Operations                                               $ (39,384,664)
                                                                                                   =============

See accompanying notes

Statements                                           Delaware U.S. Growth Fund
   of Changes in Net Assets


                                                                                                          Year Ended
                                                                                                 10/31/02            10/31/01
Decrease in Net Assets from Operations:
   Net investment loss                                                                        $   (1,282,058)     $   (1,236,091)
   Net realized loss on investments                                                              (30,983,190)        (35,994,764)
   Net change in unrealized appreciation/depreciation of investments                              (7,119,416)        (81,099,949)
                                                                                              --------------      --------------
   Net decrease in net assets resulting from operations                                          (39,384,664)       (118,330,804)
                                                                                              --------------      --------------

Dividends and Distributions to Shareholders from: Net realized gain on investments:
     Class A                                                                                              --         (1,280,054)
     Class B                                                                                              --         (1,244,083)
     Class C                                                                                              --           (241,213)
     Institutional Class                                                                                  --           (811,726)
                                                                                              --------------     --------------
                                                                                                          --         (3,577,076)
                                                                                              --------------     --------------

Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                                      19,650,068          32,965,780
     Class B                                                                                       8,837,099          30,609,816
     Class C                                                                                       5,090,559          10,299,564
     Institutional Class                                                                           9,883,527          12,499,528

   Net asset value of shares issued upon reinvestment of dividends and distributions:
     Class A                                                                                              --           1,239,401
     Class B                                                                                              --           1,165,677
     Class C                                                                                              --             231,464
     Institutional Class                                                                                  --             811,726
                                                                                              --------------      --------------
                                                                                                  43,461,253          89,822,956
                                                                                              --------------      --------------
   Cost of shares repurchased:
     Class A                                                                                     (20,063,127)        (26,519,452)
     Class B                                                                                     (18,468,720)        (20,268,106)
     Class C                                                                                      (5,988,247)         (6,108,939)
     Institutional Class                                                                         (12,922,165)        (14,958,647)
                                                                                              --------------      --------------
                                                                                                 (57,442,259)        (67,855,144)
                                                                                              --------------      --------------
Increase (decrease) in net assets derived from capital share transactions                        (13,981,006)         21,967,812
                                                                                              --------------      --------------
Net Decrease in Net Assets                                                                       (53,365,670)        (99,940,068)

Net Assets:
   Beginning of year                                                                             186,815,600         286,755,668
                                                                                              --------------      --------------
   End of year                                                                                $  133,449,930      $  186,815,600
                                                                                              ==============      ==============

See accompanying notes

Financial
   Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                   Delaware U.S. Growth Fund Class A
                                                                                              Year Ended
                                                                       10/31/02   10/31/01     10/31/00    10/31/99      10/31/98
Net asset value, beginning of period                                   $11.800    $19.390       $15.310    $11.490        $16.650

Income (loss) from investment operations:
Net investment loss(1)                                                  (0.058)    (0.045)       (0.171)    (0.161)        (0.062)
Net realized and unrealized gain (loss) on investments                  (2.482)    (7.314)        4.843      3.981          1.272
                                                                       -------    -------       -------    -------        -------
Total from investment operations                                        (2.540)    (7.359)        4.672      3.820          1.210
                                                                       -------    -------       -------    -------        -------

Less dividends and distributions from:
Net realized gain on investments                                            --     (0.231)       (0.592)        --         (6.370)
                                                                       -------    -------       -------    -------        -------
Total dividends and distributions                                           --     (0.231)       (0.592)        --         (6.370)
                                                                       -------    -------       -------    -------        -------

Net asset value, end of period                                          $9.260    $11.800       $19.390    $15.310        $11.490
                                                                       =======    =======       =======    =======        =======

Total return(2)                                                        (21.53%)   (38.36%)       30.84%     33.33%         10.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $51,887    $66,897      $102,791    $37,771        $14,130
Ratio of expenses to average net assets                                  1.40%      1.46%         1.60%      1.86%          1.49%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly              1.88%      1.70%         1.60%      1.86%          1.49%
Ratio of net investment loss to average net assets                      (0.51%)    (0.30%)       (0.87%)    (1.12%)        (0.52%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly             (0.99%)    (0.54%)       (0.87%)    (1.12%)        (0.52%)
Portfolio turnover                                                        103%        70%          111%       132%           135%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                   Delaware U.S. Growth Fund Class B
                                                                                              Year Ended
                                                                       10/31/02    10/31/01    10/31/00   10/31/99       10/31/98
Net asset value, beginning of period                                    $10.990     $18.200     $14.500    $10.960        $16.260

Income (loss) from investment operations:
Net investment loss(1)                                                   (0.131)     (0.138)     (0.297)    (0.253)        (0.140)
Net realized and unrealized gain (loss) on investments                   (2.299)     (6.841)      4.589      3.793          1.210
                                                                        -------     -------     -------    -------        -------
Total from investment operations                                         (2.430)     (6.979)      4.292      3.540          1.070
                                                                        -------     -------     -------    -------        -------

Less dividends and distributions from:
Net realized gain on investments                                             --      (0.231)     (0.592)        --         (6.370)
                                                                        -------     -------     -------    -------        -------
Total dividends and distributions                                            --      (0.231)     (0.592)        --         (6.370)
                                                                        -------     -------     -------    -------        -------

Net asset value, end of period                                          $ 8.560     $10.990     $18.200    $14.500        $10.960
                                                                        =======     =======     =======    =======        =======

Total return(2)                                                         (22.11%)    (38.79%)     29.91%     32.39%          9.62%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $40,196     $62,658     $92,827    $25,938         $5,418
Ratio of expenses to average net assets                                   2.10%       2.16%       2.30%      2.56%          2.19%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly               2.58%       2.40%       2.30%      2.56%          2.19%
Ratio of net investment loss to average net assets                       (1.21%)     (1.00%)     (1.57%)    (1.82%)        (1.22%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly              (1.69%)     (1.24%)     (1.57%)    (1.82%)        (1.22%)
Portfolio turnover                                                         103%         70%        111%       132%           135%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                   Delaware U.S. Growth Fund Class C
                                                                                                 Year Ended
                                                                          10/31/02    10/31/01    10/31/00   10/31/99     10/31/98
Net asset value, beginning of period                                       $11.910     $19.700     $15.650    $11.830      $17.020

Income (loss) from investment operations:
Net investment loss(1)                                                      (0.139)     (0.148)     (0.311)    (0.264)      (0.148)
Net realized and unrealized gain (loss) on investments                      (2.491)     (7.411)      4.953      4.084        1.328
                                                                           -------     -------     -------    -------      -------
Total from investment operations                                            (2.630)     (7.559)      4.642      3.820        1.180
                                                                           -------     -------     -------    -------      -------

Less dividends and distributions from:
Net realized gain on investments                                                --      (0.231)     (0.592)        --       (6.370)
                                                                           -------     -------     -------    -------      -------
Total dividends and distributions                                               --      (0.231)     (0.592)        --       (6.370)
                                                                           -------     -------     -------    -------      -------

Net asset value, end of period                                             $ 9.280     $11.910     $19.700    $15.650      $11.830
                                                                           =======     =======     =======    =======      =======

Total return(2)                                                            (22.08%)    (38.78%)     29.95%     32.38%       10.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                    $10,792     $14,959     $19,412     $6,682       $1,657
Ratio of expenses to average net assets                                      2.10%       2.16%       2.30%      2.56%        2.19%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                  2.58%       2.40%       2.30%      2.56%        2.19%
Ratio of net investment loss to average net assets                          (1.21%)     (1.00%)     (1.57%)    (1.82%)      (1.22%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly                 (1.69%)     (1.24%)     (1.57%)    (1.82%)      (1.22%)
Portfolio turnover                                                            103%         70%        111%       132%         135%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware U.S. Growth Fund Institutional Class
                                                                                                 Year Ended
                                                                          10/31/02    10/31/01    10/31/00   10/31/99     10/31/98
Net asset value, beginning of period                                       $12.190     $19.970     $15.710    $11.750      $16.860

Income (loss) from investment operations:
Net investment loss(1)                                                      (0.024)         --      (0.111)    (0.118)      (0.027)
Net realized and unrealized gain (loss) on investments                      (2.566)     (7.549)      4.963      4.078        1.287
                                                                           -------     -------     -------    -------      -------
Total from investment operations                                            (2.590)     (7.549)       .852      3.960        1.260
                                                                           -------     -------     -------    -------      -------

Less dividends and distributions from:
Net realized gain on investments                                                --      (0.231)     (0.592)        --       (6.370)
                                                                           -------     -------     -------    -------      -------
Total dividends and distributions                                               --      (0.231)     (0.592)        --       (6.370)
                                                                           -------     -------     -------    -------      -------

Net asset value, end of period                                             $ 9.600     $12.190     $19.970    $15.710      $11.750
                                                                           =======     =======     =======    =======      =======

Total return(2)                                                            (21.25%)    (38.20%)     31.21%     33.79%       10.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                    $30,575     $42,302     $71,726    $52,769      $28,606
Ratio of expenses to average net assets                                      1.10%       1.16%       1.30%      1.56%        1.19%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                  1.58%       1.40%       1.30%      1.56%        1.19%
Ratio of net investment loss to average net assets                          (0.21%)      0.00%      (0.57%)    (0.82%)      (0.22%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly                 (0.69%)     (0.24%)     (0.57%)    (0.82%)      (0.22%)
Portfolio turnover                                                            103%         70%        111%       132%         135%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Notes                                                 Delaware U.S. Growth Fund
  to Financial Statements                             October 31, 2002

Delaware Group Adviser Funds (the "Trust") is organized as a Delaware business trust and offers two series, the Delaware U.S. Growth Fund and the Delaware Diversified Income Fund. These financial statements pertain to the Delaware U.S. Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $4,216 for the year ended October 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended October 31, 2002 were approximately $172. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 1.10% of average daily net assets of the Fund through December 31, 2003.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions, and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.35% of the average daily net assets of the Class A shares (currently set by the Board of Trustees at 0.30%) and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by the Institutional Class.

At October 31, 2002, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                  $     74
Dividend disbursing, transfer agent fees,
   accounting and other expenses payable to DSC            174,530
Other expenses payable to DMC and affiliates                11,065

For the year ended October 31, 2002, DDLP earned $25,134 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

Notes                                                 Delaware U.S. Growth Fund
  to Financial Statements (continued)

3. Investments
For the year ended October 31, 2002, the Fund made purchases of $165,430,475 and sales of $176,365,185 of investment securities other than short-term investments.

At October 31, 2002, the cost of investments for federal income tax purposes was $165,627,330. At October 31, 2002, the net unrealized depreciation was $32,279,413 of which $1,666,671 related to unrealized appreciation of investments and $33,946,084 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                        2002          2001
                                       ------        ------
  Long-term capital gain               $--         $3,577,076


As of October 31, 2002, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest               $229,788,061
  Capital loss carryforwards                   (64,058,718)
  Unrealized depreciation of investments       (32,279,413)
                                              ------------
  Net Assets                                  $133,449,930
                                              ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforward expire as follows: $35,994,763 in 2009, and $28,063,955 in 2010.

5. Capital Shares
Transactions in capital shares were as follows:

                                                  Year Ended
                                            10/31/02       10/31/01
Shares sold:
   Class A                                 1,759,316      2,121,050
   Class B                                   799,576      2,097,322
   Class C                                   430,795        679,852
   Institutional Class                       840,577        826,035

Shares issued upon reinvestment of
   dividends and distributions:
   Class A                                        --         68,988
   Class B                                        --         69,384
   Class C                                        --         12,711
   Institutional Class                            --         43,925
                                          ----------     ----------
                                           3,830,264      5,919,267
                                          ----------     ----------
Shares repurchased:
   Class A                                (1,823,925)    (1,822,240)
   Class B                                (1,806,196)    (1,565,355)
   Class C                                  (523,812)      (421,738)
   Institutional Class                    (1,123,388)      (992,398)
                                          ----------     ----------
                                          (5,277,321)    (4,801,731)
                                          ----------     ----------
Net increase (decrease)                   (1,447,057)     1,117,536
                                          ==========     ==========

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2002, or at any time during the year.

Report
  of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Adviser Funds - Delaware U.S. Growth Fund

We have audited the accompanying statement of net assets of Delaware U.S. Growth Fund (the "Fund") as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware U.S. Growth Fund at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 6, 2002

Board of Trustees/Officers
  Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Charles E. Haldeman, Jr.(1)     Chairman             2 Years            Since January 1, 2000,         89(5)           None
   2005 Market Street         and Trustee                             Mr. Haldeman has served in
    Philadelphia, PA                                                various capacities at different
         19103                                                      times at Delaware Investments(2)

    October 29, 1948                                                   President/Chief Operating
                                                                           Officer/Director -
                                                                        United Asset Management
                                                                     (January 1998 - January 2000)

                                                                          Partner/Director -
                                                                        Cooke and Bieler, Inc.
                                                                       (Investment Management)
                                                                      (June 1974 - January 1998)

   David K. Downes(3)           President,           9 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      3 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                         at Delaware Investments
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              14 Years              Board Chairman -           107             None
 460 North Gulph Road                                                  Citadel Constructors, Inc.
 King of Prussia, PA                                                        (1989 - Present)
        19406

   October 1, 1927

   John H. Durham                Trustee             23 Years(4)           Private Investor            107            Trustee -
    P.O. Box 819                                                                                                 Abington Memorial
 Gwynedd Valley, PA                                                                                             Hospital Foundation
       19437

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              1 Year                   President -             89(5)          Director -
  P.O. Box 3003                                                        Franklin & Marshall College               Sovereign Bancorp
  Lancaster, PA                                                          (June 2002 - Present)
     17604
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

  Anthony D. Knerr               Trustee              12 Years        Founder/Managing Director -      107             None
  500 Fifth Avenue                                                    Anthony Knerr & Associates
    New York, NY                                                        (Strategic Consulting)
       10110                                                               (1990 - Present)

   December 7, 1938

   Ann R. Leven                  Trustee              13 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 785 Park Avenue                                                         National Gallery of Art                 Recoton Corporation
   New York, NY                                                              (1994 - 1999)
     10021                                                                                                            Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

   Thomas F. Madison             Trustee              8 Years                President/Chief           107       Director - Valmont
200 South Fifth Street                                                     Executive Officer -                    Industries, Inc.
   Suite 2100                                                               MLM Partners, Inc.
   Minneapolis, MN                                                      (Small Business Investing                  Director - ACI
       55402                                                                 and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              3 Years           Vice President Treasurer -     107             None
  Building 220-13W-37                                                         3M Corporation
    St. Paul, MN                                                          (July 1995 - Present)
       55144
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

   William E. Dodge            Executive Vice         2 Years          Executive Vice President and    107             None
  2005 Market Street           President and                            Chief Investment Officer -
   Philadelphia, PA           Chief Investment                              Equity of Delaware
       19103                  Officer - Equity                       Investment Advisers, a series of
                                                                            Delaware Management
   June 29, 1949                                                              Business Trust
                                                                          (April 1999 - Present)

                                                                            President, Director
                                                                             of Marketing and
                                                                         Senior Portfolio Manager -
                                                                         Marvin & Palmer Associates
                                                                          (Investment Management)
                                                                        (August 1996 - April 1999)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Officers (continued)

   Jude T. Driscoll(6)        Executive Vice          1 Year        Executive Vice President and       107             None
   2005 Market Street         President and                            Head of Fixed-Income of
    Philadelphia, PA             Head of                            Delaware Investment Advisers,
       19103                  Fixed-Income                             a series of Delaware
                                                                      Management Business Trust
   March 10, 1963                                                      (August 2000 - Present)

                                                                      Senior Vice President and
                                                                  Director of Fixed-Income Process -
                                                                      Conseco Capital Management
                                                                      (June 1998 - August 2000)

                                                                         Managing Director -
                                                                    NationsBanc Capital Markets
                                                                    (February 1996 - June 1998)

   Richard J. Flannery     Executive Vice President,  4 Years       Mr. Flannery has served in         107             None
   2005 Market Street        General Counsel and                   various executive capacities
    Philadelphia, PA     Chief Administrative Officer                 at different times at
       19103                                                          Delaware Investments.

   September 30, 1957

   Richelle S. Maestro      Senior Vice President,    3 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    6 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent. Effective October 2002, Mr. Haldeman has resigned his position with the Fund and Delaware Investments.
(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(4) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(5) Mr. Haldeman and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
(6) Effective October 2002, Mr. Driscoll began serving as executive officer of the Fund's manager, accounting service provider and transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware Investments
       Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
   (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
   (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group
Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
   Delaware Growth Allocation Portfolio
   Delaware Balanced Allocation Portfolio
   Delaware Income Allocation Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Diversified Income Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware U.S. Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware U.S. Growth Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                        Affiliated Officers                     Contact Information
Walter P. Babich                         Jude T. Driscoll                        Investment Manager
Board Chairman                           Executive Vice President and            Delaware Management Company
Citadel Constructors, Inc.               Head of Fixed Income                    Philadelphia, PA
King of Prussia, PA                      Delaware Investments Family of Funds
                                         Philadelphia, PA                        International Affiliate
David K. Downes                                                                  Delaware International Advisers Ltd.
President and Chief Executive Officer    Richard J. Flannery                     London, England
Delaware Investments Family of Funds     President and Chief Executive Officer
Philadelphia, PA                         Delaware Distributors, L.P.             National Distributor
                                         Philadelphia, PA                        Delaware Distributors, L.P.
John H. Durham                                                                   Philadelphia, PA
Private Investor Gwynedd                 Richelle S. Maestro
Valley, PA                               Senior Vice President, Deputy General   Shareholder Servicing, Dividend
                                         Counsel and Secretary Delaware          Disbursing and Transfer Agent
John A. Fry                              Investments Family of Funds             Delaware Service Company, Inc.
President                                Philadelphia, PA                        2005 Market Street
Franklin & Marshall College                                                      Philadelphia, PA 19103-7094
Lancaster, PA                            Michael P. Bishof
                                         Senior Vice President and Treasurer     For Shareholders
Anthony D. Knerr                         Delaware Investments Family of Funds    800 523-1918
Consultant                               Philadelphia, PA
Anthony Knerr & Associates                                                       For Securities Dealers and Financial
New York, NY                                                                     Institutions Representatives Only
                                                                                 800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                            Web site
National Gallery of Art                                                          www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(6958)                                                        Printed in the USA
AR-101 [10/02] IVES 12/02                                                  J8812